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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements of HCP, Inc. of our report dated February 7, 2014, with respect to the consolidated financial statements of HCR ManorCare Inc., as of December 31, 2013 and 2012 and for the three years ended December 31, 2013, included in the Annual Report of HCP, Inc. (Form 10-K) dated February 11, 2014.

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  Form S-3ASR, File No. 333-182824, related to the unlimited shelf registration of common stock, preferred stock, depository shares, debt securities, warrants or other rights, stock purchase contracts and units;

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  Form S-8, File No. 333-161720, related to the registration of additional securities related to the HCP, Inc. 2006 Performance Incentive Plan, as amended and restated;

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  Form S-8, File No. 333-135679, related to the HCP 2006 Performance Incentive Plan, as amended and restated;

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  Form S-3. File No. 333-99067, related to the registration of 738,923 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Utah II, LLC;

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  Form S-3, File No. 333-99063, related to the registration of 160,026 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Utah, LLC;

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  Form S-3, File No. 333-95487, related to the registration of 593,247 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Utah, LLC;

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  Form S-3, File No. 333-122456, related to the registration of 554,890 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Utah II, LLC;

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  Form S-3, File No. 333-119469, related to the registration of 2,129,078 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Tennessee, LLC;

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  Form S-3, File No. 333-124922, related to the registration of 53,602 shares of common stock to be issued upon conversion of non-managing member interests in HCPI/Utah, LLC.

/s/ ERNST & YOUNG LLP

Toledo, OH
February 7, 2014

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm